SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-05               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  January 3, 2002        By:   /s/ Karen Schluter
                                Karen Schluter
                                Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       132,087,000.00    124,080,609.22     5,921,099.33      594,552.92     6,515,652.25       0.00       0.00    118,159,509.89
IIA1      250,000,000.00    246,739,901.24     7,488,108.79    1,336,507.80     8,824,616.59       0.00       0.00    239,251,792.45
IIA2      191,995,000.00    189,491,309.35     5,750,717.79      907,979.19     6,658,696.98       0.00       0.00    183,740,591.56
IIIA1      44,959,000.00     42,785,728.17       907,219.35      166,507.79     1,073,727.14       0.00       0.00     41,878,508.82
IIIA2      29,972,000.00     29,972,000.00             0.00      131,127.50       131,127.50       0.00       0.00     29,972,000.00
IIIA3      32,115,000.00     32,115,000.00             0.00      163,251.25       163,251.25       0.00       0.00     32,115,000.00
IVA1       56,720,000.00     54,890,255.81     1,140,423.42      274,451.28     1,414,874.70       0.00       0.00     53,749,832.39
VA1       236,794,000.00    230,694,093.83     5,702,142.87      896,495.46     6,598,638.33       0.00       0.00    224,991,950.96
B1         28,210,000.00     28,181,422.85        14,575.44      157,748.40       172,323.84       0.00       0.00     28,166,847.41
B2          5,128,000.00      5,122,805.26         2,649.52       28,675.43        31,324.95       0.00       0.00      5,120,155.74
B3          8,717,000.00      8,708,169.55         4,503.87       48,744.87        53,248.74       0.00       0.00      8,703,665.68
B4          3,076,000.00      3,072,883.97         1,589.30       17,200.78        18,790.08       0.00       0.00      3,071,294.67
B5          3,076,000.00      3,072,883.97         1,589.30       17,200.78        18,790.08       0.00       0.00      3,071,294.67
B6          3,092,120.00      3,088,987.67         1,597.62       17,290.93        18,888.55       0.00       0.00      3,087,390.05
R                 100.00              0.00             0.00            0.00             0.00       0.00       0.00              0.00
TOTALS  1,025,941,220.00  1,002,016,050.89    26,936,216.60    4,757,734.38    31,693,950.98       0.00       0.00    975,079,834.29

IA2        30,269,113.00     28,524,496.35             0.00      136,679.88       136,679.88       0.00       0.00     27,157,256.18
IIA3      441,995,000.00    436,231,210.60             0.00      326,669.03       326,669.03       0.00       0.00    422,992,384.02
IIIA4     107,046,000.00    104,872,728.17             0.00      145,261.71       145,261.71       0.00       0.00    103,965,508.82
IVA2       11,740,524.00     11,386,587.28             0.00       56,932.94        56,932.94       0.00       0.00     11,024,399.90
VA2       236,794,000.00    230,694,093.83             0.00      190,322.63       190,322.63       0.00       0.00    224,991,950.96
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RKR7       939.38547488   44.82726786   4.50122207    49.32848993      894.55820702         IA1           5.750000 %
IIA1     86358RKT3       986.95960496   29.95243516   5.34603120    35.29846636      957.00716980         IIA1          6.500000 %
IIA2     86358RKU0       986.95960494   29.95243517   4.72918144    34.68161660      957.00716977         IIA2          5.750000 %
IIIA1    86358RKW6       951.66102827   20.17881514   3.70354745    23.88236260      931.48221313         IIIA1         4.670000 %
IIIA2    86358RKX4     1,000.00000000    0.00000000   4.37500000     4.37500000    1,000.00000000         IIIA2         5.250000 %
IIIA3    86358RKY2     1,000.00000000    0.00000000   5.08333333     5.08333333    1,000.00000000         IIIA3         6.100000 %
IVA1     86358RLA3       967.74075829   20.10619570   4.83870381    24.94489951      947.63456259         IVA1          6.000000 %
VA1      86358RLC9       974.23960839   24.08060538   3.78597203    27.86657740      950.15900302         VA1           4.663295 %
B1       86358RLE5       998.98698511    0.51667636   5.59193194     6.10860829      998.47030876         B1            6.717123 %
B2       86358RLF2       998.98698518    0.51667707   5.59193253     6.10860959      998.47030811         B2            6.717123 %
B3       86358RLG0       998.98698520    0.51667661   5.59193186     6.10860847      998.47030859         B3            6.717123 %
B4       N/A             998.98698635    0.51667750   5.59193108     6.10860858      998.47030884         B4            6.717123 %
B5       N/A             998.98698635    0.51667750   5.59193108     6.10860858      998.47030884         B5            6.717123 %
B6       N/A             998.98699598    0.51667464   5.59193369     6.10860833      998.47032133         B6            6.717123 %
R        86358RLH8         0.00000000    0.00000000   0.00000000     0.00000000        0.00000000         R             5.750000 %
TOTALS                   976.67978570   26.25512659   4.63743369    30.89256028      950.42465911

IA2      86358RKS5       942.36313928    0.00000000   4.51549010     4.51549010      897.19365678         IA2           5.750000 %
IIA3     86358RKV8       986.95960497    0.00000000   0.73907856     0.73907856      957.00716981         IIA3          0.898613 %
IIIA4    86358RKZ9       979.69777638    0.00000000   1.35700269     1.35700269      971.22273434         IIIA4         1.662149 %
IVA2     86358RLB1       969.85341370    0.00000000   4.84926738     4.84926738      939.00407682         IVA2          6.000000 %
VA2      86358RLD7       974.23960839    0.00000000   0.80374769     0.80374769      950.15900302         VA2           0.990000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Karen Schluter
                  JPMorgan Chase Bank - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         Email: karen.schluter@chase.com
                     ---------------------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Total Scheduled Principal Amounts                                                       517,381.66
        Group 1 Scheduled Principal Amounts                                              90,293.73
        Group 2 Scheduled Principal Amounts                                             234,403.15
        Group 3 Scheduled Principal Amounts                                              16,054.60
        Group 4 Scheduled Principal Amounts                                              10,522.62
        Group 5 Scheduled Principal Amounts                                             166,107.56

Total Unscheduled Principal Amounts                                                  26,418.834.91
        Group 1 Unscheduled Principal Amounts                                         5,835,590.46
        Group 2 Unscheduled Principal Amounts                                        13,016,279.29
        Group 3 Unscheduled Principal Amounts                                           891,983.08
        Group 4 Unscheduled Principal Amounts                                         1,130,443.52
        Group 5 Unscheduled Principal Amounts                                         5,544,538.56

Total Net Liquidation Proceeds                                                                0.00
        Group 1 Net Liquidation Proceeds                                                      0.00
        Group 2 Net Liquidation Proceeds                                                      0.00
        Group 3 Net Liquidation Proceeds                                                      0.00
        Group 4 Net Liquidation Proceeds                                                      0.00
        Group 5 Net Liquidation Proceeds                                                      0.00

Total Insurance Proceeds                                                                      0.00
        Group 1 Insurance Proceeds                                                            0.00
        Group 2 Insurance Proceeds                                                            0.00
        Group 3 Insurance Proceeds                                                            0.00
        Group 4 Insurance Proceeds                                                            0.00
        Group 5 Insurance Proceeds                                                            0.00

Aggregate  Advances                                                                           0.00
        Group 1  Aggregate  Advances                                                          0.00
        Group 2 Aggregate  Advances                                                           0.00
        Group 3 Aggregate  Advances                                                           0.00
        Group 4 Aggregate  Advances                                                           0.00
        Group 5 Aggregate  Advances                                                           0.00

Ending Principal Balance                                                            975,079,834.76
        Group 1 Ending Principal Balance                                            125,097,968.89
        Group 2 Ending Principal Balance                                            446,220,079.27
        Group 3 Ending Principal Balance                                            109,597,358.82
        Group 4 Ending Principal Balance                                             56,734,306.54
        Group 5 Ending Principal Balance                                            237,430,121.24

Current Period Realized Losses                                                                0.00
        Group 1 Current Period Realized Losses                                                0.00
        Group 2 Current Period Realized Losses                                                0.00
        Group 3 Current Period Realized Losses                                                0.00
        Group 4 Current Period Realized Losses                                                0.00
        Group 5 Current Period Realized Losses                                                0.00

Fraud Loss Limit                                                                     30,773,196.61
Bankruptcy Loss Loss Limit                                                              534,345.22
Special Hazard Loss Loss Limit                                                       19,417,331.25

Bankruptcy Losses                                                                             0.00
        Group 1 Bankruptcy Losses                                                             0.00
        Group 2 Bankruptcy Losses                                                             0.00
        Group 3 Bankruptcy Losses                                                             0.00
        Group 4 Bankruptcy Losses                                                             0.00
        Group 5 Bankruptcy Losses                                                             0.00

Fraud Losses                                                                                  0.00
        Group 1 Fraud Losses                                                                  0.00
        Group 2 Fraud Losses                                                                  0.00
        Group 3 Fraud Losses                                                                  0.00
        Group 4 Fraud Losses                                                                  0.00
        Group 5 Fraud Losses                                                                  0.00

Special Hazard Losses                                                                         0.00
        Group 1 Special Hazard Losses                                                         0.00
        Group 2 Special Hazard Losses                                                         0.00
        Group 3 Special Hazard Losses                                                         0.00
        Group 4 Special Hazard Losses                                                         0.00
        Group 5 Special Hazard Losses                                                         0.00

Servicing Fees                                                                          311,680.10
Master Servicing Fee (including Retained Interest)                                        3,606.75
Trustee Fees                                                                                835.01
Class ia1 Insurance Premium                                                               8,272.04

                                      -7-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group 1
                -------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                           4            3,168,577.84                  2.53 %
                2 Month                           2              755,875.33                  0.60 %
                3 Month                           0                    0.00                  0.00 %
                Total                             6            3,924,453.17                  3.13 %


                Group 2
                ------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                          12            4,851,478.76                  1.09 %
                2 Month                           2              998,726.66                  0.22 %
                3 Month                           0                    0.00                  0.00 %
                Total                            14            5,850,205.42                  1.31 %


                 Group 3
                -------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                           2              850,000.00                  0.78 %
                2 Month                           0                    0.00                  0.00 %
                3 Month                           0                    0.00                  0.00 %
                Total                             2              850,000.00                  0.78 %


                Group 4
                -------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                           1              936,173.05                  1.65 %
                2 Month                           0                    0.00                  0.00 %
                3 Month                           0                    0.00                  0.00 %
                Total                             1              936,173.05                  1.65 %

                 Group 5
                -------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                           5            3,811,892.46                  1.61 %
                2 Month                           0                    0.00                  0.00 %
                3 Month                           0                    0.00                  0.00 %
                 Total                            5            3,811,892.46                  1.61 %

                 Group Totals
                -------------------------
                Category                     Number          Principal Balance      Percentage
                1 Month                          24           13,618,122.11                  1.40 %
                2 Month                           4            1,754,601.99                  0.18 %
                3 Month                           0                    0.00                  0.00 %
                 Total                           28           15,372,724.10                  1.58 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                Group 1
                -------------------------
                 Number                Principal Balance      Percentage
                    1                136,031.99                 0.11 %

                                Group 2
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 3
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 4
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 5
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                             Group Totals
                -------------------------
                 Number                Principal Balance      Percentage
                   1                136,031.99                 0.01 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

                                Group 1
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %

                                Group 2
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 3
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 4
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 5
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                             Group Totals
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %


                                      -8-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00

Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class iia3 shortfall                                    0.00

Class iiia1 shortfall                                   0.00
Class iiia2 shortfall                                   0.00
Class iiia3 shortfall                                   0.00
Class iiia4 shortfall                                   0.00

Class iva1 shortfall                                    0.00
Class iva2 shortfall                                    0.00
Class va1 shortfall                                     0.00

Class va2 shortfall                                     0.00

Class b1 shortfall                                      0.00
Class b2 shortfall                                      0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00
Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class iia3 shortfall                                    0.00
Class iiia1 shortfall                                   0.00
Class iiia2 shortfall                                   0.00
Class iiia3 shortfall                                   0.00
Class iiia4 shortfall                                   0.00
Class b1 shortfall                                      0.00
Class b2 shortfall                                      0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

